UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C.  20549


Form   8-K/A


Filed as Amendment to  8-K Document  filed  March 25, 1998,
Pursuant  to  Sections  13 or 15(d) of the Securities Exchange Act of 1934


Date of Report  (Date of the reported event):  September 17, 1998


WHITNEY AMERICAN CORPORATION
(Exact name of registrant as specified in charter)


DELAWARE
(State of incorporation)

       0-22907                                 84-1070022
(Commission File Number)             (I.R.S. Employer Identification Number)



8150 Leesburg Pike, Suite 1200,  Vienna, Virginia   22182
(Address of Principal Executive Offices and Zip Code)


(703) 893-0582
(Registrant's telephone number, including area code)


(703) 893-5636
(Registrant's facsimile number,  including area code)

Item 5. Other Events

On September 17, 1998, a Special Meeting of the Board of Directors of Registrant was convened after proper notice had been given to all Directors. At this meeting, one of the items on the Meeting Agenda was the invalidation and cancellation of Registrant's Common Stock issued to CostaReal Corporaton and Twenty-First Century Heritage Trust, totaling 3,436,226 shares of Registrant's Common Stock issued in exchange for all of the outstanding stock of New Horizons, Inc. and Coastline International, Inc. on March 5, 1998 under transactions reported in registrant's Form 8-K Report filed March 25, 1998.
Both entities are beneficially controlled by Ms. Heatherlynn Colburn and Mr. Hector I. Hernandez, Sr. and each represented a 10% stake in holdings of Registrant's Common Stock.

The Counsel for the Registrant read the Resolutions regarding this matter with the Directors voting and adopting said resolutions. These Resolutions are attached as Exhibit A. Both Heatherlynn Colburn and Hector I. Hernandez, Sr. are Directors of the Registrant and were present at this meeting via a telephone conference hookup, yet each chose not to actively participate in this Special Meeting. The Resolutions also cancelled 75,000 shares of Registrant's Common Stock, which Ms. Colburn had purportedly exercised and 32,199 shares of Registrant's Common Stock exercised by Mr. Hernandez. The foregoing shares were part of the Registrant's 1997 Employee Incentive Stock Option Plan.

Only shares of Common Stock owned of record and beneficially by the initial issuees thereof were affected by the foregoing.

As a result of the voiding of outstanding shares of Registrant's Common Stock by action of Registrant's Board of Directors as reported above, a total of 3,436,226 shares of Registrant's Common Stock are no longer issued or outstanding, the effect thereof having a substantial and material impact on the equity holdings and control factors represented by shares of Registrant's Common Stock which remain issued and outstanding.



Item 6. Resignation of a Director.

Attached as Exhibit B is the Resignation of Mr. Michael Goldberg as a member of the Registrant's Board of Directors, effective September 16, 1998.



Signatures.


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 1, 1998

Whitney American Corporation


By  /s/ Juan J. Gutierrez
    ---------------------
   Chairman of the Board and Chief Executive Officer.

Exhibit A

                             RESOLUTIONS--COASTLINE


     WHEREAS, on or about March 5, 1998, this Corporation acquired all of the outstanding capital stock of Coastline International, Inc., a Delaware Corporation, in exchange for the issuance of 875,000 shares of this Corporation's Common Stock to Costa Real Corporation, a Delaware Corporation, and 875,000 shares of this Corporation's Common Stock to 21st Century Heritage Trust, a Virginia Trust; and

     WHEREAS, of the aggregate of the 1,750,000 shares of this Corporation's Common Stock issued to the shareholders of Coastline International Inc., a certain number of shares of such Common Stock have been transferred or conveyed to persons or entities without notice of any claim of defect arising out of the initial issuance of such shares by the Corporation; and

     WHEREAS, subsequent to the date of the issuance of the aforesaid shares of Common Stock by the Corporation effective March 5, 1998, the Corporation has acquired information that the said aggregate of 1,750,000 shares of the Corporation's Common Stock had been issued under circumstances which subsequent investigation has established that the issuance was without adequate consideration and under circumstances clearly and convincingly indicating the issuance was induced through fraudulent misrepresentations and fraudulent pretenses concerning the business, assets, prospects, and properties of Coastline International, Inc. under the Stock Exchange Agreement dated March 5, 1998, by and between this Corporation and Coastline International, Inc. and its then-shareholders, Costa Real Corporation and 21st Century Heritage Trust, such fraudulent inducement, and misrepresentations as to material facts having been uttered directly by said then-shareholders of Coastline International, Inc.; and

     WHEREAS, the Corporation is advised that shares of Equity Stock issued for inadequate consideration or upon false pretenses or upon material misrepresentation and fraud, to the extent that certificates of such shares are still owned of record or beneficially by the original recipients of such issuance of Stock, must be declared void and invalid and the issuance thereof a nullity;

     NOW THEREFORE, be it resolved that shares of this Corporation's Common Stock evidenced by certificates presently held of record and/or beneficially by Costa Real Corporation, a Delaware Corporation, and 21st Century Heritage Trust, a Virginia Trust, initially issued to said holders in exchange for said holders' shares of Coastline International Inc., a Delaware Corporation, be and they are hereby declared void, invalid, and nullified; and

     FURTHER RESOLVED, that the proper officers of this Company be and they hereby are authorized and directed to take and invoke whatever steps and actions are deemed necessary or required to void the shares of the Common Stock of this Corporation referred to in the preceding Resolution, including immediate instructions to the Company's Transfer Agent to retrieve and extinguish all certificates for all and any of such shares of Common Stock of this Corporation and to deny all transfers or other dispositions of such shares of Common Stock.

                           RESOLUTIONS--NEW HORIZONS

     WHEREAS, on or about March 5, 1998, this Corporation acquired all of the outstanding capital stock of New Horizons, Inc., a Delaware Corporation, in exchange for the issuance of 875,000 shares of this Corporation's Common Stock to Costa Real Corporation, a Delaware Corporation, and 875,000 shares of this Corporation's Common Stock to 21st Century Heritage Trust, a Virginia Trust; and

     WHEREAS, of the aggregate of the 1,750,000 shares of this Corporation's Common Stock issued to the shareholders of New Horizons, Inc. a certain number of shares of such Common Stock have been transferred or conveyed to persons or entities without notice of any claim of defect arising out of the initial issuance of such shares by the Corporation; and

     WHEREAS, subsequent to the date of the issuance of the aforesaid shares of Common Stock by the Corporation effective March 5, 1998, the Corporation has acquired information that the said aggregate of 1,750,000 shares of the Corporation's Common Stock had been issued under circumstances which subsequent investigation has established that the issuance was without adequate consideration and under circumstances clearly and convincingly indicating the issuance was induced through fraudulent misrepresentations and fraudulent pretenses concerning the business, assets, prospects, and properties of New Horizons, Inc. under the Stock Exchange Agreement dated March 5, 1998, by and between this Corporation and New Horizons, Inc. and its then-shareholders, Costa Real Corporation and 21st Century Heritage Trust, such fraudulent inducement, and misrepresentations as to material facts having been uttered directly by said then-shareholders of New Horizons, Inc.; and

     WHEREAS, the Corporation is advised that shares of Equity Stock issued for inadequate consideration or upon false pretenses or upon material misrepresentation and fraud, to the extent that certificates of such shares are still owned of record or beneficially by the original recipients of such issuance of Stock, must be declared void and invalid and the issuance thereof a nullity;

     NOW THEREFORE, be it resolved that shares of this Corporation's Common Stock evidenced by certificates presently held of record and/or beneficially by Costa Real Corporation, a Delaware Corporation, and 21st Century Heritage Trust, a Virginia Trust, initially issued to said holders in exchange for said holders' shares of New Horizons, Inc. a Delaware Corporation, be and they are hereby declared void, invalid, and nullified; and

     FURTHER RESOLVED, that the proper officers of this Company be and they hereby are authorized and directed to take and invoke whatever steps and actions are deemed necessary or required to void the shares of the Common Stock of this Corporation referred to in the preceding Resolution, including immediate instructions to the Company's Transfer Agent to retrieve and extinguish all certificates for all and any of such shares of Common Stock of this Corporation and to deny all transfers or other dispositions of such shares of Common Stock.

                        RESOLUTIONS--HEATHERLYNN COLBURN

     WHEREAS, Ms. Heatherlynn Colburn was issued, on March 12, 1998, options to purchase 400,000 shares of this Corporation's Common Stock under this Corporation's 1997

Compensatory Stock Option Plan, of which Ms. Colburn has exercised options for 100,000 shares and has, since such exercise sold to third parties a total of 25,000 of said shares; and

     WHEREAS, no payment on account of the exercise of the foregoing options has been tendered to or advanced to the Corporation;

     NOW THEREFORE, BE IT RESOLVED, that all shares of this Corporation's Common Stock presently held of record or beneficially by Ms. Heatherlynn Colburn issued upon any purported exercise of options under this Corporation's 1997 Compensatory Stock Option Plan, be and they are hereby declared void, invalid, and the issuance thereof a nullity, and

     FURTHER RESOLVED, that the proper officers of this Company be and they hereby are authorized and directed to take and invoke whatever steps and actions are deemed necessary or required to void the shares of the Common Stock of this Corporation referred to in the preceding Resolution, including immediate instructions to the Company's Transfer Agent to retrieve and extinguish all certificates for all and any of such shares of Common Stock of this Corporation and to deny all transfers or other dispositions of such shares of Common Stock.

                         RESOLUTIONS--HECTOR HERNANDEZ

     WHEREAS, on or about March 12, 1998, Mr. Hector Hernandez was issued options to purchase 350,000 shares of this Corporation's Common Stock under this Corporation's 1997 Compensatory Stock Option Plan, of which Mr. Hernandez has exercised options for 105,000 shares and has, since such exercise, sold to third parties a total of 73,333 of said shares; and

     WHEREAS, subsequent to March 12, 1998, the Corporation has been informed that Mr. Hector Hernandez has, prior to and since that date, engaged in acts and practices harmful and injurious to the Corporation, and that Mr. Hernandez had participated in the fraudulent inducement of the Corporation to issue shares of its Common Stock on March 5, 1998 to the shareholders of New Horizons Inc., and Coastline International, Inc., and that such acts and practices by Mr. Hernandez have disqualified him from receiving any options to purchase shares of stock of this Corporation;

     NOW THEREFORE, be it resolved, that all shares of this Corporation's Common Stock presently held of record or beneficially by Mr. Hector Hernandez and issued to him under this Corporation's 1997 Compensatory Stock Option Plan, be and they are hereby declared void, invalid, and the issuance thereof a nullity, and

     FURTHER RESOLVED, that the proper officers of this Company be and they hereby are authorized and directed to take and invoke whatever steps and actions deemed necessary or required to void the shares of the Common Stock of this Corporation referred to in the preceding Resolution including the immediate instructions to the Company's Transfer Agent to retrieve and extinguish all certificates for all and any of such shares of Common Stock of this Corporation and to deny all transfers or other dispositions of such shares of Common Stock.

                              RESOLUTION--OFFICERS

     RESOLVED that the proper officers of this Corporation and this Corporation's counsel investigate all transactions described in the foregoing Resolutions as well as all possible misappropriation of Corporate assets, self-dealing, and wrongful transactions in the Corporation's Capital Stock and similar activity by any officer, director, agent, shareholder, or counsel of the Corporation and the said officers and counsel be and they hereby are authorized and directed to implement such steps to prosecute and seek recovery on behalf of the Corporation based upon the adverse findings, if any, of such investigation.

EXHIBIT B
---------

                                 EXETER GROUP
                                 ------------

Florida Office                                          Virginia Office
2625 NE 11th Court                                      8150 Leesburg Pike,#1200
Fort Lauderdale, FL 33304                               Vienna, VA 22182
(PH) 954-568-3007                                       (PH) 703-893-4106
(FX) 954-565-4673                                       (FX) 703-893-5636



                            FACSIMILE TRANSMISSION
                            ----------------------


TO:    JUAN GUTIERREZ

FROM:  MICHAEL GOLDBERG

DATE:  SEPTEMBER 16, 1998

RE:    WHITNEY AMERICAN CORP.

Total pages, including cover sheet:     one 1
                                        -----



--------------------------------------------------------------------------------


This communiaction shall serve as official notice of my resignation, effective immediately, as a Member of the Board of Directors of Whitney American Corp.

As a shareholder and a representative of several noteholders, I remain available to you to help to Re-establish shareholder value in the company.



MLG/emm